UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2011

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

3.01(a)

On December 27, 2011, Eastman Kodak Company (“Kodak”) received a notice from the New York Stock Exchange (“NYSE”) that it is below the continued listing criteria under Section 802.01C of the NYSE’s listing standards because the average closing price of Kodak common shares was less than $1.00 over a consecutive 30-trading-day period. A copy of Kodak’s press release announcing the NYSE’s notification is attached as Exhibit (99.1).

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

(99.1) Press release issued by Eastman Kodak Company on January 3, 2012, relating to Continued Listing Standards Notice from the New York Stock Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EASTMAN KODAK COMPANY

                             By:  /s/ Patrick M. Sheller

                                                    Patrick M. Sheller
                            General Counsel, Corporate Secretary & Chief  Compliance Officer
                            Eastman Kodak Company

Date:  January 3, 2012

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1) Press release issued by Eastman Kodak Company on January 3, 2012, relating to Continued Listing Standards Notice from the New York Stock Exchange.